UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 15, 2015

NATURAL RESOURCE PARTNERS L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson, Suite 3600

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(713) 751-7507

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.04. Mine Safety—Reporting of Shutdowns and Patterns of Violation.

On July 15, 2015, Winn Materials, LLC, a wholly owned subsidiary of Natural Resource Partners L.P. and the operator of the VantaCore Partners LLC/Winn Materials hard rock quarry in Clarksville, Tennessee (MSHA No. 40-03094), was issued an imminent danger order under Section 107(a) of the Federal Mine Safety and Health Act of 1977 by the Federal Mine Safety and Health Administration. The order alleged that a customer truck driver was observed standing on top of his truck load of material without fall protection. No injuries occurred as a result of the conditions alleged in the order, and the practice immediately ceased. This order has been terminated.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.

	By:	NRP (GP) LP, Its General Partner

	By:	GP NATURAL RESOURCE PARTNERS LLC Its General Partner

Dated: July 28, 2015

	By:	/s/ Kathryn S. Wilson
Name: Kathryn S. Wilson Title: Vice President and General Counsel